Exhibit 10.3
On August 28, 2006 the Company and Shailesh M. Kotwal entered into a Transition Assistance Agreement that is substantially identical to the Agreement with Clyde L. Thomas filed as Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.